                                                                   EXHIBIT 10.41

                              MASTER LOAN AGREEMENT

     This MASTER LOAN AGREEMENT (Agreement) is made and entered into between FIDELITY NATIONAL FINANCIAL, INC. (FNF), a Delaware corporation, as borrower (Borrower) and CHICAGO TITLE INSURANCE COMPANY (CTI), a Missouri corporation, FIDELITY NATIONAL TITLE INSURANCE COMPANY (FNTIC), a California corporation, TICOR TITLE INSURANCE COMPANY (TT), a California corporation, ALAMO TITLE INSURANCE COMPANY (Alamo), a Texas corporation, and SECURITY UNION TITLE INSURANCE COMPANY (SUTIC), a California corporation (the Lenders).

                                    Recitals:

A.   FNF is the parent company of CTI, FNTIC, TT, Alamo, and SUTIC.

B. CTI, FNTIC, TT, Alamo, and SUTIC are insurance companies subject to state insurance department regulation and insurance holding company regulation in its respective states of domicile.

C. FNF desires from time to time to borrow funds from its insurance company subsidiaries.

D. In the event of any such borrowing by FNF from Lenders, the Lenders may be affected by one or more of the following forms of insurance department regulation:

     - The form of borrowing agreement may be subject to reporting to an insurance department as an agreement between affiliates.

     - Actual borrowings may be subject to report or prior approval of a state insurance department.

     - An unsecured or inadequately collateralized loan may not qualify as an admitted asset of a Lender under applicable statutory accounting principles.

E. Under borrowing procedures contemplated by this Agreement, the parties intend to comply with all applicable state insurance department regulation as well as internal governance procedures applicable to the parties.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Agreement To Loan - Corporate Approval. Upon written request by FNF to the Lenders from time to time, the Lenders agree to loan funds to FNF, subject to compliance with the following terms and conditions:

     A. A record of all borrowings made and principal and interest amounts outstanding shall be maintained by the Chief Financial Officer of FNF.

     B. In the absence of further agreement of the parties, the sum of all borrowings made hereunder measured by outstanding principal shall not exceed the lesser of

          i. the aggregate amount which may be collateralized by stock of FNF's insurance subsidiaries or other forms of collateral sufficient to support admitted asset accounting treatment for loans made; or

          ii. the aggregate sum of loans which may be made without prior approval of each Lender's state insurance regulator.

          The applicable loan limit under this paragraph is presently estimated at $47.7 million based on year-end 1999 accounts. This limit shall be adjusted at the end of each calendar year.

     C. Each borrowing request shall be made in the form attached as Exhibit A setting forth the following information:

          i.   the amount to be borrowed;

          ii.  the proposed form of collateral with valuation support;

          iii. the effective date of borrowing and proposed terms of repayment;

          iv.  a statement of anticipated regulatory compliance action.

     D. Except as otherwise agreed to by the parties, a loan shall be collateralized so as to preserve the admitted asset position of the Lenders under statutory accounting principles.

     E. Each individual borrowing under this Agreement shall be evidenced by a Promissory Note executed by Borrower substantially in the form attached as EXHIBIT B setting forth the principal sum borrowed, the applicable interest rate, the terms of repayment and description of collateral.

     F. Except as otherwise agreed upon by the parties, all borrowed sums shall bear interest at the same interest rate and interest period applicable under FNF's Credit Agreement dated February 10, 2000, among FNF, Bank of America, N.A. as administrative agent, Chase Securities, Inc. as syndication agent, Morgan Stanley Senior Funding, Inc. as documentation agent, and Paribas as co-documentation agent, whether currently in effect or not.

     G. In the event FNF elects to collateralize a loan by a pledge of stock, the pledge shall be supported by a Pledge Agreement substantially in the form attached as Exhibit C.

2. Loans - Regulatory Approval. The Lenders shall be responsible for making all appropriate reports or filings with its state insurance department regulator. Likewise, FNF shall be responsible for making all appropriate reports or filings with its state regulators. In the event prior approval of a loan is required from a state regulator, the loan may not be made effective until after the requisite approval has been obtained.

3. Cooperation of Parties. The parties shall cooperate with each other in taking actions to support the purposes of this Agreement.

4. Prepayment. Any loan made hereunder may be pre-paid in whole or in part at any time without penalty.

5. Term. The term of this Agreement shall be ten (10) years plus automatic renewal terms of ten (10) year duration; provided that, a party may withdraw from the Agreement upon at least ninety (90) days prior written notice and further; provided that, this Agreement shall remain in place as to a Lender so long as a loan affecting that Lender remains outstanding.

Executed this 28th day of December, 2000.

FIDELITY NATIONAL FINANCIAL, INC.       CHICAGO TITLE INSURANCE CO.


By  /s/                                 By  /s/
    ---------------------------------       ------------------------------------
    Executive Vice President                Vice President


FIDELITY NATIONAL TITLE INSURANCE CO.   TICOR TITLE INSURANCE CO.


By  /s/                                 By  /s/
    ---------------------------------       ------------------------------------
    Vice President                          Vice President


ALAMO TITLE INSURANCE CO.               SECURITY UNION TITLE INSURANCE CO.


By  /s/                                 By  /s/
    ---------------------------------       ------------------------------------
    Authorized Officer                      Authorized Officer

                                                                       Exhibit A

                                BORROWING REOUEST

     Pursuant to Master Loan Agreement, Fidelity National Financial, Inc. makes the following borrowing request:

Lender

Amount of Loan

Effective Date

Duration of Loan

Terms of Repayment

Collateralization (Amount of shares, estimated value, etc.)

                                        FIDELITY NATIONAL FINANCIAL, INC.


                                        By:
                                            ------------------------------------
                                            (Chief Financial Officer or
                                            Treasurer)

BORROWING REQUEST
APPROVED BY LENDER:

-------------------------------------
(Name of Lender)


By:
    ---------------------------------
Vice President

                                                                       Exhibit B

                                 PROMISSORY NOTE

$(Principal Amount)                                                       (Date)

     For value received and pursuant to that certain Master Loan Agreement between FIDELITY NATIONAL FINANCIAL, INC. (FNF), and CHICAGO TITLE INSURANCE COMPANY (CTI), FIDELITY TITLE INSURANCE COMPANY (FNTIC), TICOR TITLE INSURANCE COMPANY (TT), ALAMO TITLE INSURANCE COMPANY (Alamo), and SECURITY UNION TITLE INSURANCE COMPANY (SUTIC) (the Lenders) FNF promises to pay ____________________________________________ (Lender) the principal sum of
________________ ($_________________) Dollars (representing the proceeds of a loan to be used for business purposes) together with interest on the unpaid principal sum from this date at the rate per annum equal to the same interest rate and interest period applicable under FNF's Credit Agreement dated February 10, 2000, among FNF, Bank of America, N.A. as administrative agent, Chase Securities, Inc. as syndication agent, Morgan Stanley Senior Funding, Inc. as documentation agent, and Paribas as co-documentation agent, whether currently in effect or not.

     The principal sum plus interest thereon shall be repaid as follows:

1. Quarterly payments of interest together with annual payments of principal to be amortized over a period equal to the term of the loan but in no event to exceed ten (10) years to complete repayment of the principal sum together with interest thereon.

     All payments due under this Note shall be due and payable without invoice and shall be forwarded to the Lenders in Santa Barbara, California 4050 Calle Real. Each payment shall be clearly marked as to the loan and whether payment is of interest of principal or a prepayment. Prepayments of principal may be made at any time without penalty.

     In the event the maker fails to make any payment due hereunder at the time and place specified, the holder may as a courtesy not as a matter of legal obligation provide the maker with notice of such failure to pay. In the event such failure to pay remains uncorrected for a period of ten (10) days or more, the holder may, at its sole option, declare the whole amount remaining unpaid, including principal and interest, to be due and payable at once. In the event of any such unremedied failure to pay, with or without acceleration of the entire indebtedness, the delinquent amount shall thereafter bear interest at the rate of eighteen (18%) percent per annum until paid.

     The failure of the holder to provide notice to the maker shall in no manner affect or alter its liability under this Note.

     In case this note is placed in the hands of an attorney for collection, the maker agrees to pay a reasonable attorneys fee and costs of collection. The maker waives notice, protest, presentment and notice of dishonor and agrees that after maturity of this obligation or any installment thereof, the time for payment of the same may be extended by the holder at the request of maker or otherwise without releasing the maker hereof from liability.

     This note is additionally secured by a Collateral Pledge in favor of Lender of certain shares of stock owned by FNF, which shares shall not, without prior approval of the Chief Financial Officer of FNF, exceed 10% of all outstanding shares owned by FNF in such company.

                                        FIDELITY NATIONAL FINANCIAL, INC.


                                        By:
                                            ------------------------------------
                                            Chief Financial Officer

                                                                       Exhibit C

                           COLLATERAL PLEDGE AGREEMENT

     This Agreement is made this ____ day of ____________, 2000 between FIDELITY NATIONAL FINANCIAL, INC. (FNF) and (Lender .

                                    Recitals:

A. Pursuant to a Master Loan Agreement, Lender agreed to loan to FNF the sum of $________ Dollars which loan and indebtedness is represented by a Promissory Note under same date executed by FNF in favor of Lender.

B. FNF owns all of the issued and outstanding shares of subsidiaries whose shares have been indicated as pledged per the applicable Borrowing Request and deems the execution of such note to be in the best interest of FNF.

C. Lender agreed to make such loan only on the condition that it receive as additional security for the repayment thereof a collateral pledge of outstanding shares or other assets as indicated in the applicable Borrowing Request.

D. Shareholder is willing to pledge its shares per applicable Borrowing Request to Lender as additional security for the repayment of such note and performance of FNF under said Agreement and the subject Promissory Note.

NOW, THEREFORE, it is agreed by and between the parties as follows:

1. Pledge. FNF does hereby assign, pledge and transfer to Lender all of its right, title and interest in the shares of common stock as indicated on the applicable Borrowing Request, with no individual pledge being ten (10%) percent or more of the applicable issued and outstanding shares.

2. Collateral Security. This pledge is executed as collateral security for the repayment of that certain Promissory Note of even date herewith executed by FNF.

3. Representations. Shareholder represents and warrants that it is owner of the shares pledged hereunder free and clear of any lien, claim or encumbrance whatsoever.

4. Additional Shares. Any additional shares issued by FNF during the period this pledge remains in effect shall be issued subject to the terms of this pledge with Lender enjoying preemptive rights to maintain its ten percentage interest in the company whose shares are pledged under this Agreement.

Executed this ______ day of ___________, 2000.

FIDELITY NATIONAL FINANCIAL, INC        (LENDER)


By                                      By
    ---------------------------------       ------------------------------------
    Authorized Officer                      Authorized Officer

                                 PROMISSORY NOTE

$19,800,000                                                    December 28, 2000

     For value received and pursuant to that certain Master Loan Agreement between Fidelity National Financial, Inc. (FNF), and Chicago Title Insurance Company (CTI), Fidelity Title Insurance Company (FNTIC), Ticor Title Insurance Company (TT), Alamo Title Insurance Company (Alamo), and Security Union Title Insurance Company (SUTIC) (the Lenders) FNF promises to pay CTI (Lender) the principal sum of Nineteen Million Eight Hundred Thousand ($19,800,000) Dollars (representing the proceeds of a loan to be used for business purposes) together with interest on the unpaid principal sum from this date at the rate per annum equal to the same interest rate and interest period applicable under FNF's Credit Agreement dated February 10, 2000, among FNF, Bank of America, N.A. as administrative agent, Chase Securities, Inc. as syndication agent, Morgan Stanley Senior Funding, Inc. as documentation agent, and Pan-bas as co-documentation agent, whether currently in effect or not

     The principal sum plus interest thereon shall be repaid as follows:

1. Quarterly payments of interest together with annual payments of principal to be amortized over a period equal to the term of the loan but in no event to exceed ten (10) years to complete repayment of the principal sum together with interest thereon.

     All payments due under this Note shall be due and payable without invoice and shall be forwarded to the Lenders in. Santa Barbara, California 4050 Calle Real. Each payment shall be clearly marked as to the loan and whether payment is of interest of principal or a prepayment. Prepayments of principal may be made at any time without penalty.

     In the event the maker fails. to make any payment due hereunder at the time and place specified, the holder may as a courtesy not as a matter of legal obligation provide the maker with notice of such failure to pay. In the event such failure to pay remains uncorrected for a period of ten (10) days or more, the holder may, at its sole option, declare the whole amount remaining unpaid, including principal and interest, to be due and payable at once. In the event of any such unremedied failure to pay, with or without acceleration of the entire indebtedness, the delinquent amount shall thereafter bear interest at the rate of eighteen. (18%) percent per annum until paid.

     The failure of the holder to provide notice to the maker shall in no manner affect or alter its liability under this Note.

     In case this note is placed in the bands of an attorney for collection, the maker agrees to pay a reasonable attorney's fee and costs of collection. The maker waives notice, protest, presentment and notice of dishonor and agrees that after maturity of this obligation or any installment thereof, the time for payment of the same may be extended by the holder at the request of maker or otherwise without releasing the maker hereof from liability.

     This note is additionally secured by a Collateral Pledge in favor of Lender of certain shares of stock owned by FNF, which shares shall not, without prior approval of the Chief Financial Officer o f FNF, exceed 10% of all outstanding shares owned by FNF in such company.

                                        FIDELITY NATIONAL FINANCIAL, INC.


                                        By: /s/
                                            ------------------------------------
                                            Authorized Officer

                           COLLATERAL PLEDGE AGREEMENT

     This Agreement is made this 28th day of December, 2000 between Fidelity National Financial, Inc. (FNF) and Chicago Title Insurance Company (Lender).

                                    Recitals:

A. Pursuant to a Master Loan Agreement, Lender agreed to loan to FNF the sum of $19,800,000 Dollars which loan and indebtedness is represented by a Promissory Note under same date executed by FNF in favor of Lender.

B. FNF owns all of the issued and outstanding shares of subsidiaries whose shares have been indicated as pledged per the applicable Borrowing Request and deems the execution of such note to be in the best interest of FNF.

C. Lender agreed to make such loan only on the condition that it receive as additional security for the repayment thereof a collateral pledge of outstanding shares or other assets as indicated in the applicable Borrowing Request.

D. Shareholder is willing to pledge its shares per applicable Borrowing Request to Lender as additional security for the repayment of such note and performance of FNF under said Agreement and the subject Promissory Note.

NOW, THEREFORE, it is agreed by and between the parties as follows:

1. Pledge. FNF does hereby assign, pledge and transfer to Lender all of f its right, title and interest in the shares of common stock as indicated on the applicable Borrowing Request, with no individual pledge being ten (10%) percent or more of the applicable issued and outstanding shares.

2. Collateral Security. This pledge is executed as collateral security for the repayment of that certain Promissory Note of even date herewith executed by FNF.

3. Representations. Shareholder represents and warrants that it is owner of the shares pledged hereunder free and clear of any lien, claim or encumbrance whatsoever.

4. Additional Shares. Any additional shares issued by FNF during the period this pledge remains in effect shall be issued subject to the terms of this pledge with Lender enjoying preemptive rights to maintain its ten percentage interest in the company whose shares are pledged under this Agreement.

Executed this 28th day of December, 2000.

FIDELITY NATIONAL FINANCIAL, INC.       CHICAGO TITLE INSURANCE COMPANY


By  /s/                                 By  /s/
    ---------------------------------       ------------------------------------
    Authorized Officer                      Authorized Officer

                    AMENDMENT TO COLLATERAL PLEDGE AGREEMENT

     Pursuant to Master Loan Agreement dated December 28, 2000, Chicago Title Insurance Company as Lender releases the following collateral effective September 30, 2004:

Released Collateral:
24,750 shares of FNTIC (NY) common stock
122,902 shares of Alamo common stock
99 shares of CTT OR common stock
10 shares of Continental Home Warranty common stock

Remaining Collateral:
44,336 shares of FNTIC common stock
27,000 shares of TT common stock

                                        CHICAGO TITLE INSURANCE COMPANY, INC.


                                        By: /s/
                                            ------------------------------------
                                            Authorized Officer

                                BORROWING REQUEST

     Pursuant to Master Loan Agreement, Fidelity National Financial, Inc. makes the following borrowing request:

Lender               Fidelity National Title Insurance Company

Amount of Loan       $13,800,000

Effective Date       12/28/00

Duration of Loan     10 years, due 12/31/10

Terms of Repayment   $1,380,000 per year, due each 12/31, beginning 12/31/01

Collateralization (Amount of shares, estimated value, etc.)

1,162 sharps of CTI common stock with a statutory value of $8,725,377 as of 12/31/99 24,975 shares of FNTIC (NY) common stock with a statutory value of $6,372,332 as of 12/31/99 86,528 shares of Alamo common stock with a statutory value of $2,324,996 as of 12/31/99

                                        FIDELITY NATIONAL FINANCIAL, INC.


                                        By: /s/
                                            ------------------------------------
                                            Authorized Officer

BORROWING REQUEST APPROVED BY LENDER:


By: /s/
    ---------------------------------
    Authorized Officer

                                 PROMISSORY NOTE

$13,800,000                                                    December 28, 2000

     For value received and pursuant to that certain Master Loan Agreement between Fidelity National Financial, Inc. (FNF), and Chicago Title Insurance Company (CTI), Fidelity Title Insurance Company (FNTIC), Ticor Title Insurance Company (TI), Alamo Title Insurance Company (Alamo), and Security Union Title Insurance Company (SUTIC) (the Lenders) FNF promises to pay FNTIC (Lender) the principal sum of Thirteen Million Eight Hundred Thousand ($13, 800,000) Dollars (representing the proceeds of a loan to be used for business purposes) together with interest on the unpaid principal sum from this date at the rate per annum equal to the same interest rate and interest period applicable under FNF's Credit Agreement dated February 10, 2000, among FNF, Bank of America, N.A. as administrative agent, Chase Securities, Inc. as syndication agent, Morgan Stanley Senior Funding, Inc. as documentation agent, and Paribas as co-documentation agent, whether currently in effect or not.

The principal sum plus interest thereon shall be repaid as follows:

1. Quarterly payments of interest together with annual payments of principal to be amortized over a period equal to the term of' the loan but in no event to exceed ten (10) years to complete repayment of the principal sum together with interest thereon.

     All payments due under this Note shall be due and payable without invoice and shall be forwarded to the Lenders in Santa Barbara, California 4050.Calle Real. Each payment shall be clearly marked as to the loan and whether payment is of interest of principal or a prepayment. Prepayments of principal may be made at any time without penalty.

     In the event the maker fails to make any payment due hereunder at the time and place specified, the holder may as a courtesy not as a matter of legal obligation provide the maker with notice of such failure to pay. In the event such failure to pay remains uncorrected for a period of ten (10) days or more, the holder may, at its sole option, declare the whole amount remaining unpaid, including principal and interest, to be due and payable at once. In the event of any such unremedied failure to pay, with or without acceleration of the entire indebtedness, the delinquent amount shall thereafter bear interest at thee rate of eighteen (18%) percent per annum until paid,

     The failure of the holder to provide notice to the maker shall in no manner affect or alter its liability under this Note.

     In case this note is placed in the hands, of an attorney for collection, the maker agrees to pay a reasonable attorneys fee and costs of collection. The maker waives notice, protest, presentment and notice of dishonor and agrees that after maturity of this obligation or any installment thereof, the time for payment of the same may be extended by the holder at the request of maker or otherwise without releasing the maker hereof from liability.

     This note is additionally secured by a Collateral Pledge in favor of Lender of certain shares of stock owned by FNF, which shares shall not, without prior approval of the Chief Financial Officer of FNF, exceed 10% of all outstanding shares owned by FNF in such company.

                                        FIDELITY NATIONAL FINANCIAL, INC.


                                        By: /s/
                                            ------------------------------------
                                            Authorized Officer

                           COLLATERAL PLEDGE AGREEMENT

     This Agreement is made this 28th day of December, 2000 between Fidelity National Financial, Inc. (FNF) and Fidelity National Title Insurance Company (Lender).

                                    Recitals:

A. Pursuant to a Master Loan Agreement, Lender agreed to loan to FNF the sum of $13,800,000 Dollars which loan and indebtedness is represented by a Promissory Note under same date executed by FNF in favor of Lender.

B. FNF owns all of the issued and outstanding shares of subsidiaries whose shares-have been indicated as pledged per the applicable Borrowing Request and deems the execution of such note to be in the best interest of FNF.

C. Lender agreed to make such loan only on the condition that it receive as additional security for the repayment thereof a collateral pledge of outstanding shares or other assets as indicated in the applicable Borrowing Request

D. Shareholder is willing to pledge its shares per applicable Borrowing Request to Lender as additional security for the repayment of such note and performance of FNF under said Agreement and the subject Promissory Note.

NOW, THEREFORE, it is -agreed-by and between the parties as follows:

1. Pledge. FNF does hereby assign, pledge and transfer to Lender all of its right, title and interest in tile shares of common stock as indicated on the Applicable Borrowing Request,, with no individual pledge being ten (1(r) percent or more of the applicable issued and outstanding shares.

2. Collateral Security. This pledge is executed as collateral security for the repayment of that certain Promissory Note of even date herewith executed by FNF.

3. Representations. Shareholder represents and warrants that it is owner of the shares pledged hereunder free and clear. of any lien, claim or encumbrance whatsoever.

4. Additional Shares. Any additional shares issued by FNF during the period this pledge remains in effect shall be issued subject to the terms of this pledge with Lender enjoying preemptive rights to maintain its ten percentage interest in the company whose shares are pledged under this Agreement.

Executed this 28th day of December, 2000.

FIDELITY NATIONAL FINANCIAL, INC.       FIDELITY NATIONAL TITLE INSURANCE
                                        COMPANY


By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
    Authorized Officer                      Authorized Officer

                    AMENDMENT TO COLLATERAL PLEDGE AGREEMENT

     Pursuant to Master Loan Agreement dated December 28, 2000, Fidelity National Title Insurance Company as Lender releases the following collateral effective September 30, 2004:

Released Collateral:
24,975 shares of FNTIC (NY) common stock
86,528 shares of Alamo common stock

Remaining Collateral:
1,162 shares of CTI common stock

                                        FIDELTTY NATIONAL TITLE INSURANCE
                                        COMPANY, INC.


                                        By: /s/
                                            ------------------------------------
                                            Authorized Officer


                                        2